UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 4, 2005

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On May 4, 2005, Advance America, Cash Advance Centers, Inc. (the “Company”) issued a press release announcing its earnings for the first quarter ended March 31, 2005.  The earnings release is attached hereto as Exhibit 99.1 to this current report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01  Other Events

On May 4, 2005, Advance America, Cash Advance Centers, Inc. announced that its Board of Directors declared a regular quarterly cash dividend of $0.09 per share payable on June 10, 2005, to stockholders of record on May 31, 2005.

Additionally, on May 4, 2005, Advance America, Cash Advance Centers, Inc. announced that its Board of Directors had approved a program (the “Stock Repurchase Program”) authorizing the repurchase of up to $50 million of the Company’s currently outstanding common stock.  The Company’s board determined that the Stock Repurchase Program will serve the best interest of the Company and its stockholders by returning capital to the Company’s stockholders, by providing an attractive investment opportunity for the Company’s funds, and by reducing the dilutive impact of employee stock incentive programs and potential acquisitions.

Share repurchases will be made from time to time and will be effected on the open market, in block trades, or in privately negotiated transactions, and in compliance with applicable laws, including Securities and Exchange Commission Rule 10b-18 and Regulation M.  The program does not require the Company to purchase any specific number of shares.  Any purchases under the program will depend on market conditions.  The Company’s Board of Directors may suspend or cancel the Stock Repurchase Program at any time.

Item 9.01  Financial Statements and Exhibits

                (c)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 4, 2005, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02 Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 4, 2005

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit
Number	Description

99.1	Press Release, dated May 4, 2005, of Advance America, Cash Advance Centers, Inc. and furnished pursuant to Item 2.02 Results of Operations and Financial Condition.